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                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D. C.  20549


                                      FORM 8-K
                                   CURRENT REPORT

       PURSUANT  TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                    MAY 12, 1998
                  Date of report (Date of earliest event reported)

                                   ANALOGY, INC.
               (Exact name of registrant as specified in its charter)



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
               OREGON                        0-27752                93-0892014
    (State or other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation or organization)                            Identification No.)

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                                9205 SW GEMINI DRIVE
                              BEAVERTON, OREGON  97008
               (Address of principal executive offices and zip code)

                                   503-626-9700
                (Registrant's telephone number including area code)


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ITEM 5.   OTHER EVENTS

On May 12, 1998 Analogy, Inc. (the "Company") issued a press release containing information about the Company's financial results for the quarter and the fiscal year ended March 31, 1998, and restated financial results for the first and second quarters of fiscal year 1998. The press release is included herein as
Exhibit 99.4.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.4   Press Release

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 15, 1998


                              ANALOGY, INC.


                               By: /s/ TERRENCE A. RIXFORD
                                   ------------------------------------------
                                   Terrence A. Rixford
                                   Vice President, Finance and Administration
                                   (Principal Financial Officer)

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